Exhibit 10.143

AMENDED AND RESTATED NOTE

U.S. $261,664.72	October 1, 2015

FOR VALUE RECEIVED, the undersigned, RIVERCHASE VILLAGE ADK, LLC, a Georgia limited liability company (“Riverchase”), promises to pay to the order of ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“AdCare”), the principal sum of TWO HUNDRED SIXTY-ONE THOUSAND SIX HUNDRED SIXTY-FOUR AND 72/100 DOLLARS ($261,664.72) (the “Principal”).

The unpaid Principal of this Note (the “Note”) shall not bear interest.

The Principal balance shall be paid upon the closing of the sale of the Riverchase Facility. All capitalized but undefined terms used in this paragraph shall have the meanings set forth in that certain Agreement dated as of February 28, 2014, as amended, between Christopher F. Brogdon and his affiliated entities, on the one hand, and AdCare and its affiliated entities, on the other hand.

Riverchase acknowledges and agrees that all amounts due under this Note are due and payable as stated herein, and AdCare has no obligation to renew or extend this Note.
ADDITIONAL COVENANTS:
1.Default.
a.Each of the following shall be a default (“Default”) under this Note:
(a)failure of Riverchase to pay any amount due hereunder, or any part hereof, or any extension or renewal hereof, within five (5) days of the due date; or
(b)Riverchase's failure to perform or comply with any of the covenants or agreements contained herein.
b.If this Note is placed in the hands of one or more attorneys for collection or in the hands of one or more attorneys for representation of AdCare in connection with any bankruptcy, probate or other court or by any other legal proceedings, Riverchase shall pay the fees and expenses of such attorneys in addition to the full amount due hereon, whether or not litigation is commenced.
c.    In the event (i) that there occurs any Default hereunder; or (ii) that Riverchase shall become insolvent or make an assignment for the benefit of its creditors; or (iii) that a petition is filed or any other proceeding is commenced under the Federal Bankruptcy Act or any state insolvency statute by or against Riverchase; or (iv) that a receiver or similar person is appointed for Riverchase; then, in any such event, the entire unpaid Principal balance due hereon and all accrued interest at the option of the holder hereof shall become immediately due and payable without any notice or demand. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Default.

This Amended and Restated Note supersedes and replaces that certain Note dated October 10, 2014 in the principal amount of $177,323.00.

2.Prepayment. Riverchase may prepay this Note at any time without premium or penalty.
3.Waivers by Riverchase and Others. Riverchase and all endorsers, sureties and guarantors hereof hereby severally waive presentment for payment, notice of non-payment, protest, and notice of protest, and diligence in enforcing payment hereof, and consent that the time of payment may be extended without notice. The makers, endorsers, guarantors, and sureties executing this Note also waive any and all defenses which they may have upon the ground of any extension of time of payment which may be given by the holder of this indebtedness to any of the undersigned, or to any other person assuming payment hereof.
4.Amendments, Modifications and Waiver. No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Riverchase therefrom, shall be effective unless the same shall be in a writing signed by AdCare, and then only in the specific instance and for the purpose for which given. No failure or delay on the part of AdCare to exercise any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by AdCare of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to AdCare under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at AdCare's option.
5.Payment. All payments due under this Note shall be paid to AdCare at such place as AdCare may direct. Whenever a payment is due on a day other than a business day (all days except Saturday, Sunday and legal holidays under federal or Georgia law), the maturity thereof shall be extended to the next succeeding business day. If any amount due hereunder is not paid within ten (10) days of the date when due, Riverchase agrees to pay an administrative and late charge equal to the lesser of (a) five percent (5%) on and in addition to the amount of such overdue amount, or (b) the maximum charges allowable under applicable law.
6.Notices. All notices or other communications required or otherwise given pursuant to this Note shall be in writing and shall be delivered by hand delivery or nationally recognized overnight courier to the following addresses:
If to Riverchase:
Riverchase Village ADK, LLC
Two Buckhead Plaza
3050 Peachtree Road NW, Suite 355
Atlanta, Georgia 30305
Attention: Christopher F. Brogdon

If to AdCare:
AdCare Health Systems, Inc.
Two Buckhead Plaza
3050 Peachtree Road NW, Suite 355
Atlanta, Georgia 30305
Attention: CEO

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7.Paragraph Headings. Paragraph headings are inserted for convenience of reference only, do not form part of this Note and shall be disregarded for purposes of the interpretation of the terms of this Note.
8.Time of Essence. Time is of the essence with respect to each and every covenant and obligation of Riverchase under this Note.
9.Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, RIVERCHASE HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIMS TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE.

[Signature on Following Page]

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IN WITNESS WHEREOF, Riverchase has executed this Note as of the date first written above.

RIVERCHASE VILLAGE ADK, LLC:

By:    /s/ Christopher F. Brogdon
Christopher F. Brogdon
Title:    Manager

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